EXHIBIT 99.1
Arch Coal Analyst Mine Tour Paul Lang Senior Vice President, Operations Mountain Laurel Complex June 19, 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward- looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. Forward-Looking Information

Arch is continuing to enhance our reputation as a responsible energy company Source: ACI, Forbes Operating the world's safest coal mines Awarded MSHA's Sentinels of Safety honor for operating the nation's safest underground coal mines in 2006 and 2007 Ranked first among coal industry peers for safety performance last year Acting as responsible citizens and good environmental stewards Inaugural 2007 social responsibility report elevates awareness of Arch's environmental programs Earned 3 National Good Neighbor Awards in 4 years Achieving superior financial performance Forbes recognized Arch as one of the 100 most trustworthy U.S. companies of 2008 Expect 2008 to be a record earnings year for Arch

Arch Coal Peer 1 Peer 2 Peer 3 Nat'l Avg. Arch 1.02 2.24 2.59 2.76 3.31 Massey Peabody Consol Lost-Time Safety Incident Rate in 2007 (per 200,000 employee-hours worked) Arch's safety performance is the best among the largest public coal companies Sources: ACI & MSHA 1999 2000 2001 2002 2003 2004 2005 2006 2007 Arch Coal 2.52 2.58 1.57 2.21 1.96 1.4 0.88 1.23 1.02 Industry Average 5.5 5.59 4.83 4.93 4.37 3.86 3.49 3.37 3.31 Annual Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) Arch Five Year Average = 1.30 Industry Five Year Average = 3.68

Arch's 2007 environmental performance ranked first among our coal peers Sources: ACI and State-by-state reports. Totals do not reflect any NOVs that may have been vacated during an appeals process. 2007 SMCRA Violations (number of violations compared to key competitors) Arch's 2007 environmental performance was the best in the company's 10-year history During the past decade, we've won more than 50 national and state awards for environmental stewardship Arch's 2008 year-to-date violation rate is zero Our commitment to land reclamation demonstrates Arch's unique culture and dedication as a responsible corporate citizen ACI Competitor 1 Competitor 2 Competitor 3 NOVs 14 21 28 224

1Q06* 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 0.42 0.48 0.35 0.55 0.2 0.26 0.19 0.56 0.56 Arch is building a solid earnings track record, anticipates record earnings in 2008 EBITDA** (in $ millions) Earnings Per Share (fully diluted, in US dollars) Source: ACI * Adjusted for stock split **EBITDA reconciliation is at end of presentation 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 EBITDA 140 151.6 135.8 117.7 108.5 111.8 108.5 142.9 189.5

Source: ACI at 12/31/07 1 2 1 2 3 4 2 1 3 4 2.9-Billion Ton Reserve Base Compliance Low-sulfur High-sulfur Arch's national scope of operations and reserve base includes presence in four major U.S. coal basins Compliance Low Sulfur High Sulfur Reserves 0.95 0.02 0.03 WBIT (460) Compliance Low Sulfur High Sulfur Reserves 0.31 0.39 0.3 CAPP (338)

Arch's mine portfolio underscores value of diversity Source: ACI PRB WBIT CAPP East 0.76 0.15 0.09 PRB: 76% WBIT: 15% CAPP: 9% 2007 ACI Coal Production (percent of total tons by region) PRB WBIT CAPP East 0.47 0.22 0.31 1.05 0.479 0.681 PRB 47% WBIT 22% CAPP 31% 2007 ACI Revenue (percent of total revenue by region) PRB WBIT CAPP Income from Ops 0.41 0.33 0.26 126444 102758 79139 PRB 41% WBIT 33% CAPP 26% 2007 ACI Income (percent of segment income by region)

Arch's national operations serve a diversified customer base Source: ACI 2007 ACI Coal Sales (percent of total sales volume) ACI Customer Mix (by key supply basin) East 49% West 51% CAPP PRB WBIT Western U.S. 0.5 0.65 Eastern U.S. 0.7 0.5 0.35 Met/Int'l 0.3 0.05 Arch's national network of mines services 148 coal-fueled power plants in 33 U.S. states and customers in more than a dozen countries worldwide

The Powder River Basin is the largest coal supply region in the United States Major Producers in Powder River Basin (2007, million tons) Sources: ACI, Energy Velocity Total production in region of 480 million tons Roughly 50% of PRB coal moves east of Mississippi River today With global supply shortfalls, we believe PRB will penetrate further east and move to export Peabody Rio Tinto Arch Foundation Kiewit Production 139.8 113 96.4 51.6 25.3

Arch Coal is one of the top producers in the Powder River Basin Black Thunder 5 draglines, 13 shovels Sales*: 86.2 million tons in 2007 Coal quality: 8800 Btu/lb, 0.50-0.75 lbs. SO2/mmBtu 1,000+ employees Coal Creek Dragline, shovel operation Sales*: 10.2 million tons in 2007 Coal quality: 8400 Btu/lb, 0.85 lbs. SO2/mmBtu 130 employees Sources: ACI *Excludes brokerage activity

Arch Coal is the leading coal producer in the Western Bituminous Region Major Producers in Western Bituminous* Region (2007, in million tons) Sources: ACI, Energy Velocity *Western Bituminous includes Utah, Colorado and southern Wyoming Total production in region of 77 million tons Arch is the largest producer in the Western Bit region Western Bit coal is expanding its reach to Midwest and eastern power producers as well as overseas Arch Pacificorp Peabody Rio Tinto Murray Energy Coal Production 19.4 11.8 8.3 5.9 5.7 5.5

Arch's Western Bituminous operations are some of the most productive longwall mines in the nation Four longwall operations with combined production of 19.3 million tons in 2007 and workforce of 800 Low-sulfur coal quality averages 11,700 Btu/lb, 0.80 lbs. SO2/mmBtu Limited opportunity to expand over time Arch of Wyoming / Carbon Basin reserves are site of future coal-to- liquids project with DKRW Source: ACI

Arch has maintained a meaningful position in Central Appalachia Major Producers in Central Appalachia (2007, in million tons) Sources: ACI, Energy Velocity *Patriot and Magnum tons combined **Excludes pass-through activity Total production in region of 226 million tons Production in this region is fragmented Annual production in Central App. region has declined by more than 60 million tons since 1997 ** Production Massey Patriot Alpha Arch Consol ICG James River Trinity Foundation CAPP 37 23.8 14.6 13.9 11.3 8.3 7.8 7.2 6.9 *

Arch remains a key producer of metallurgical and steam coal in Central Appalachia Expect to produce 13-14 million tons in 2008 through a combination of underground and surface operations Operations in West Virginia, Kentucky, and Virginia with 1,300+ direct employees Opportunity to expand production to 15 million tons in 2009 with brownfield or equipment investments Expect to sell roughly 4 million tons into met markets in 2008, and 5-6 million tons in 2009 Source: ACI

Arch is preparing for rebound in Illinois Basin demand Major Producers in Illinois Basin (2007, million tons) Sources: ACI, Energy Velocity Total production in region of 96 million tons Arch owns a 33% equity interest in Knight Hawk As scrubbers come online, market opportunities will develop Region well positioned to export via Gulf of Mexico Peabody Alliance Murray Vectren General Dynamics James River Knight Hawk Production 39.9 17 9.6 4 2.9 2.9 2.9

Knight Hawk Arch has built an extensive and competitive reserve base in the Illinois Basin ILLINOIS Acquired 157 million tons of reserves in southern Illinois for roughly $39 million in October 2007 Now control a nearly 300-million-ton continuous reserve block of high-Btu, low- chlorine coal Gives Arch the option to build a low-cost, mine-mouth facility for the domestic utility market or a CTL plant, depending on future market conditions Arch also owns an equity interest in Knight Hawk Holdings, a top 10 producer in Illinois Reserve Addition Arch-controlled reserves Source: ACI

We continue to seek new and innovative ways to manage our controllable costs at all of our mines Increasing coordination through centralized purchasing, operations, safety and environmental affairs Building a culture of continuous process improvement efforts to encourage innovative solutions and share best practices Est. $18 million cost-savings per year in 2007 and 2006 Predictive maintenance reduces unplanned downtime and overtime, extends equipment life Est. $18 million cost-savings in 2007, $11.5 million in 2006 Focusing on cost control of major consumables such as diesel, electricity, explosives (natural gas) and tires (petroleum product) Building alliances with major vendors; hedging; long-term supply arrangements Source: ACI

Coal blending optimization allows Arch to better monetize every Btu Blending optimization models allocate mine production to sales contracts, thus maximizing margin Models allow sales team to know real value in 100 Btu increments Dynamic coal quality targets provide monthly rolling quality averages for each customer so loading sources can adjust blends and provide optimum coal recovery Additional space at DTA terminal allows for precision blending of international shipments to generate the greatest volume of our premium valued products Through coal blending optimization, Arch achieved an additional $10 million in coal revenues in 2007 Source: ACI

Energy savings is a primary cost-control initiative Developing fuel and lubricant consumption goals for each mine Conducting energy analysis in Utah and Colorado Reviewing equipment usage, developing fuel economy and optimization plan Evaluating alternate technologies, such as electric conveyors Source: ACI

We're focused on creating shareholder value as the energy industry expands Recognized leadership in mine safety and environmental stewardship promotes higher productivity and helps attract best-in-class workforce Rigorous focus on cost control and judicious capital spending helps expand margins Strong understanding of world and domestic market trends allows us to anticipate timing of future coal supply/demand Financial flexibility allows us to consider future investments for organic and strategic growth and capital enhancements A clear focus on clean coal in an evolving marketplace allows Arch to leverage our innovative expertise and expand market for coal Source: ACI

EBITDA Reconciliation Chart Source: ACI Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.

Arch Coal Analyst Mine Tour John Drexler Senior Vice President and Chief Financial Officer Mountain Laurel Complex June 19, 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non- GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. Forward-Looking Information

Arch's Financial Scorecard Source: ACI 2003 2004 2005 2006 2007 2008E 0.1 0.89 0.17 1.8 1.21 2.6 Earnings Per Share (fully diluted) 2003 2004 2005 2006 2007 2008E 162 149 255 308 330 2.6 Cash Flow from Operations (in $ millions) 2003 2004 2005 2006 2007 2008E 220 355 290 545 472 2.6 Adj. EBITDA* (in $ millions) 2003 2004 2005 2006 2007 2008E 132 293 357 623 488 2.6 Capital Expenditures (in $ millions) Note: Results adjusted for stock splits. *EBITDA reconciliation is at end of presentation

Arch successfully anticipated past coal market trends; assembled strategic national and diverse asset base Source: ACI Strategically expanded operational focus on growth markets Acquired assets and reserves opportunistically Identified market trends early and built a position in low-sulfur reserves Low-sulfur coal continues to command a price premium in the market today Expanded strategy to include low-chlorine reserves Monetized non-core assets at advantageous times Portfolio approach to asset base Redeployed capital from asset sales into more strategic investments Pursued key organic growth initiatives Invested in projects that have provided a competitive advantage Leveraged asset base to participate in emerging trends/technologies Focused on developing new markets for coal

Overview of Arch's key past and present value-creating activities Source: ACI Powder River Basin Arco assets (1998) Thundercloud LBA (1998) North Rochelle (2004) Little Thunder LBA (2004) Coal Creek reopened (2006) Western Bituminous Region Arco assets (1998) Canyon Fuel interest (2004) Skyline reopened (2006) Carbon Basin CTL opportunity (2006) Central Appalachia Contributed reserves to form NRP and monetized assets (2002-2004) Sold select operations (2005) Sold Mingo Logan Ben Creek (2007) Mountain Laurel longwall start-up (2007) Illinois Basin Acquired equity interest in Knight Hawk Holdings (2006) Acquired Denmark reserves (2007)

Peer 1 Peer 2 Competitor #3 Peer 3 Peer 4 ACI pension 70 46 29 -40 3 reclamation 531 369 116 154 169 225 postretirement medical 2485 856 487.9 529 148 62 workers comp 345 31 35 47 112 48 CNX BTU FCL FCL MEE Legacy Liabilities of Largest U.S. Coal Companies (12/31/07, in millions) $3,431 $1,302 $759 $389 $336 Arch has significantly strengthened its financial position; maintains lowest legacy liabilities among peers Source: SEC filings compiled by ACI Workers' Comp Post-Retirement Medical Reclamation Pension Substantially reduced legacy liability position since 2005 More than one-half of Arch's remaining legacy liabilities represent ongoing reclamation expense Translates into significant annual expense savings Arch estimates that annual costs required to service prior legacy liabilities were reduced by roughly $65 million

2000 2001 2002 2003 2004 2006 2007 2000 2001 2002 2003 2004 2006 2007 ACI Peer 1 Peer 2 Peer 3 Peer 4 ACI pension 0.586 0.679 0.786 0.679 0.803 3 reclamation 531 369 116 154 169 225 postretirement medical 2485 856 487.9 529 148 62 workers comp 345 31 35 47 112 48 CNX BTU FCL FCL MEE Net Debt as Percentage of Capitalization and Available Liquidity (in $ millions and percent of total capital, at 12/31) Arch has significantly improved its capital structure and liquidity position Total Obligations* as a Percentage of Capitalization (in percent of total capital, at 12/31/07) *Total obligations defined as reported debt, lease obligations and legacy liabilities. Source: SEC filings compiled by ACI

Arch has access to multiple sources of low-cost financing Revolving Credit Facility Restructured in 2006 to increase capacity to $800 million Asset Securitization Established in 2006 and expanded in 2008 Capacity of $175 million Rates are typically better than our Revolver borrowing rate Commercial Paper Program Established in 2007 and expanded in 2008 Capacity of $100 million Rates are comparable to other highly rated CP programs Rates are typically better than our Revolver borrowing rate Source: ACI

Source: ACI Arch's adherence to a market-driven strategy laid the foundation for current success Maintain strong balance sheet to support leveraged sales position Go prompt in weak market cycle to preserve future upside potential Layering and patient sales approach as markets strengthen Leveraged contracting strategies; use of trading to optimize asset base Re-align production and capital spending levels to match market Match production targets to current market demand Align capital spend with market expectations Unhedged sales position reduces need for significant expansion capital Diligently manage controllable costs and preserve flexibility Focus on cost control; increase operational flexibility Offset cost pressures with productivity and process improvement initiatives

1Q07 1Q08 108.5 189.5 1Q07 1Q08 0.2 0.56 Arch delivers strong first quarter 2008 results Meaningful expansion in revenues, earnings per share and adjusted EBITDA over prior-year period Earnings per share increased 180% Consolidated revenues increased 22% EBITDA increased 75% EBITDA* (in $ millions) Earnings Per Share (fully diluted) Source: ACI *EBITDA reconciliation is at end of presentation $0.20 $108.5 $189.5 $0.56 1Q07 1Q08 571.3 699.4 Revenues (in $ millions) $571.3 $699.4

Arch's first quarter 2008 financial performance highlights contribution from all operating regions CAPP PRB WBIT Q1 08 70.6 60.8 54.8 Central Appalachia $71 million Powder River Basin $61 million Western Bituminous Region $55 million 1Q08 Cash Contribution by Region 29% 33% 38% Source: ACI

Arch's cash margin in Central Appalachia has outperformed since the Mountain Laurel start-up Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 ACI 7.23 7.32 6.54 13.11 20.28 Peer 1 11.94 10.69 8.7 10.3 12.98 Peer 2 10.21 9.55 10.13 10.02 12.52 Peer 3 7.95 7.78 9.09 5.23 11.73 Reported Cash Margin per Ton Source: ACI and Public Peer Company Earnings Releases

Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 ACI 8.7 6.85 7.78 10.95 10.84 Peer 1 11.94 10.69 8.7 10.3 12.98 Peer 2 10.21 9.55 10.13 10.02 12.52 Peer 3 7.95 7.78 9.09 5.23 11.73 Arch's cash margin in the Western Bituminous Region has been improving Arch's Reported Cash Margin per Ton Source: ACI

Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 ACI 2.45 2.27 2.41 2.46 2.36 Peer 1 11.94 10.69 8.7 10.3 12.98 Peer 2 10.21 9.55 10.13 10.02 12.52 Peer 3 7.95 7.78 9.09 5.23 11.73 Arch's cash margin in the Powder River Basin has remained relatively constant Arch's Reported Cash Margin per Ton Source: ACI

Arch's strategic brokering and trading platform enhances value for shareholders Established in 2006 and expanded in 2007 and 2008 Platform designed to enhance value through a variety of means Risk management Asset optimization Trading Acquisition of market intelligence Executed in a careful and deliberate fashion Focused on managing and controlling risk Source: ACI

2007 2008E 471.7 795 2007 2008E 1.21 2.6 Arch expects a record performance in 2008 and continued re-investment in core business Arch expects significant expansion in earnings per share and adjusted EBITDA Continue to execute a market-driven approach with leverage to the upside potential in coal markets Low-level of capital spending Capital Spending** ($ millions) (as reported on April 21, 2008) EBITDA* ($ millions) (as reported on April 21, 2008) Earnings Per Share (as reported on April 21, 2008) Source: ACI *EBITDA reconciliation is at end of presentation ** Excluding reserve additions $1.21 $472 $258 $310-$340 $745-$845 $2.40-$2.80 2007 2008E 258 325

Consolidation Expansion Maintenance Reserve Additions Expansion Capex 389 100 250 150 65 Arch has the financial flexibility to support multiple growth, maintenance and improvement initiatives Expected Reserve Addition Spending 2008 Capital Spending and Reserve Additions Maintenance Capital (including E-seam transition) Black Thunder Loadout Source: ACI ~$250 million ~$65 million $135-$165 million Capital spending guidance, excluding reserve additions, of $310-$340 million was given on April 21

Arch has raised the dividend four times in the past five years 37787 38153 38518 38883 39248 39614 Dividend 0.0288 0.04 0.04 0.06 0.07 0.09 ACI Quarterly Dividend (common stock dividend on June payable date) Source: ACI Regular increases in quarterly dividend convey board's continued confidence in Arch's future earnings potential Beginning this quarter, shareholders will enjoy an increase of nearly 29% or $0.02 per share

Source: ACI Invest in core businesses to enhance profit growth and return on capital, evaluate opportunities to further upgrade/expand reserve base Maintain strong balance sheet Consider acquisitions, divestitures or other investments that strategically fit and create value Expand market for coal (and perception of coal's value) through coal-conversion technologies that provide significant upside Arch is poised to generate - and rigorously prioritizes the use of - free cash flow

Arch's value proposition is attractive Defined strategy to manage business successfully in all markets Asset base is one of the best in the business Significant exposure in Central Appalachia to robust met story Increasing opportunity to participate in global seaborne export market Largest producer in strong Western Bituminous region Largest exposure to emerging Powder River Basin story Experienced and talented management team Past record of delivering shareholder value CTL and CTG development should help valuation of Btus in the ground Source: ACI

EBITDA Reconciliation Chart Source: ACI Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.

Arch Coal Analyst Mine Tour John Drexler Senior Vice President and Chief Financial Officer Mountain Laurel Complex June 19, 2008

Arch Coal Analyst Mine Tour David Runyon General Manager - Mountain Laurel Mountain Laurel Complex June 19, 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. Forward-Looking Information

Mountain Laurel is a key addition to Arch's mine portfolio in Central Appalachia Source: ACI Invested roughly $400 million Employ 350 personnel 150 personnel transferred from Mingo Logan Ben Creek operation Mountaineer II underground mine 4 continuous miners, 1 longwall High-quality, low-sulfur coal with flexibility to sell coal into met or steam markets Steam coal quality: 12,500 Btu/lb, 1.4 lbs. SO2/mmBtu Met coal quality: "high-vol" medium grade; customers impressed with consistency Served by CSX railroad

Mountain Laurel Complex Project Goals Create a world-class, safe and efficient longwall operation Provide infrastructure to support the Mountaineer II underground mine, the Spruce surface mine and satellite operations Construct a state-of-the-art preparation plant to optimize coal blends for the property Build on the success of the Mingo Logan Ben Creek Complex Source: ACI Route 17 Plant Site Mine Site (September 2004)

Mountain Laurel Project Completion Began Alma Seam development in Sept. 2005 First train loaded in July 2006 Longwall startup on Oct. 1, 2007 Best start-up process in the history of the company First longwall move completed in 6 days Life of mining complex ~ 20 years 50 million tons of recoverable underground reserves from the Alma and Cedar Grove seams 83 million tons of reserves for the entire complex Source: ACI (May 2008)

We have great expectations for Mountain Laurel Source: ACI Longwall production began at precisely the right time One of the lowest cost mines east of the Mississippi High-quality reserve base Talented and experienced workforce

Mountain Laurel is focused on achieving excellence in safety Sources: ACI & MSHA Operated 19 months without a lost-time injury Twenty-six months without a reportable injury at the Cardinal Preparation Plant Distinguished Awards won by the complex: WV Office of Miners' Health, Safety & Training Mountaineer Guardian Award Mountaineer II Mine in 2006 Cardinal Preparation Plant in 2007 Joseph A. Holmes Safety Association Award Mountaineer II Mine in 2006 Cardinal Preparation Plant in 2007 Mine Safety & Health Administration's Pacesetter Award Mountaineer II Mine in 2006 for best injury rate in District 4

Behavior Based Safety Program "S.L.O.P.E." First U.S. underground mine to implement process Good fit for a new operation Key program components Peer-to-peer observations Employee ownership Identifies safe and at-risk behaviors Management and hourly work together to remove barriers No name, no blame Great communication tool Our ultimate safety goal is "zero accidents" Source: ACI

Mountain Laurel is committed to responsible environmental stewardship Sources: ACI We have excellent reclamation and drainage techniques designed to protect the environment and native wildlife Zero notice of violations in 2007 and so far in 2008 Distinguished Awards won by the complex: WV Department of Environmental Protection Green Lands Award for 2006 Arch Coal President's Award for 2007 Award presented to company mine that best exemplifies Arch's commitment to environmental excellence and stewardship

Our stewardship and community service practices have been nationally recognized Received National Good Neighbor Award (Gold) from the U.S. Department of the Interior Funded construction of a new section of highway, a railroad overpass and a bridge to provide residents with a safe connection to the existing highway Community outreach program helped 90 homes gain public water access in surrounding towns Received the Excellence in the Advancement of Public Service or Community Development Award from the American Coal Council Community Advisory Panel (CAP) meets regularly to work on common goals Utilizes Arch Coal Foundation funding to award mini-grants to qualifying teachers in the area Source: ACI

Rail loadout Source: ACI Newest technology available Loading rate of 5,000 tons per hour fed by a 72 inch conveyor Unit train loaded in less than four hours Three stage sampling system Full elemental coal analyzer for blending purposes (ash, moisture, Btu and sulfur)

Clean coal storage Source: ACI Four 80-foot-high stacking tubes 120,000 ton live capacity Ability to store in excess of 300,000 tons

Cardinal preparation plant Source: ACI Capacity 2100 T.P.H. Three parallel modules Each module is designed for single unit operation maximize simplicity promote ease of operations facilitate maintenance Plant circuitry coarse - heavy media vessel intermediate - heavy media cyclone fine - compound spirals ultrafine - deslime column flotation

Additional mine infrastructure Source: ACI (return shaft fan installation) (in-take shaft with emergency escape hoist) (mine office and bathhouse)

Mine plan schematic Source: ACI 30-million-ton Alma seam 20-million-ton Cedar Grove seam More than 300 drill holes used in mine planning

Mining the seam Source: ACI Seven-foot-thick coal seam Only 52 systems operating in the United States

Anatomy of a longwall operation Source: ACI

OUR MINE AT A GLANCE | OUR KEY PILLARS | MINING & EQUIPMENT OVERVIEW | OUR FUTURE

Underground equipment

- Development Units
  - 14CM15/12CM12 Continuous Miners
  - Narco 10SC-32 Shuttle Cars
  - Stamler Feeder
  - Fletcher RR II Roof Bolter
  - Fairchild 35H Workhorse Scoops
- Longwall (Complete Joy System)
  - 1040 ton Shields
  - 4,000 tph Armored Face Conveyor
  - Joy 7LS2A shearer



(roof bolter)



(longwall face)

Source: ACI

Slide 18

Underground equipment Source: ACI (shearer at the longwall face) (longwall equipment on site) (shuttle car) (continuous miner)

Future growth opportunities at Mountain Laurel are promising Plan to add a fifth continuous miner unit to increase production in met market boom Consider future development of Spruce surface reserves and satellite mines Source: ACI (continuous miner) (raw and clean coal storage)

We're focused and ready to excel Recognized leader in mine safety, environmental stewardship and community outreach programs Three pillar focus translates into attracting a best-in-class workforce Longwall production began at precisely the right time Low-cost reserve base and a focus on cost control help expand margins Future growth opportunities include Spruce surface development Source: ACI

Arch Coal Analyst Mine Tour David Runyon General Manager - Mountain Laurel Mountain Laurel Complex June 19, 2008

Arch Coal Analyst Mine Tour Peter Bethell, Ph.D. Director of Coal Preparation - Arch Coal, Inc. Mountain Laurel Complex June 19, 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. Forward-Looking Information

Cardinal preparation plant highlights Source: ACI (prep plant) (metallurgical re-wash circuit) We're achieving 98.5% organic efficiency Plant is running at 95% availability We're producing high-quality met coal with 5.0%-7.5% ash Re-wash circuit produces a <5% ash premium product

Raw coal handling statistics Source: ACI Mine slope belt: 5000 tph 4 stacking tubes: 80' high Stockpile capacity: 500,000 tons Reclaim capacity: 2500 tph Sizing to 6": MMD sizer

Circuit Design Philosophy Source: ACI Simplicity Appoint new plant manager early Single unit operation circuit design Three 700 tph modules Ability to run 1, 2 or 3 modules Combined raw coal/de-slime double deck screen concept (10 millimeter and 1 millimeter separation), efficient and reduces footprint Overhead crane - maximize maintenance access Vessel circuit and D.M. cyclones Compound spirals - low feed rate (2tph/start) De-slime column flotation - eliminate high incremental moisture slimes Screen bowl centrifuges - high capacity Wear resistant materials Engineered runs on all plant piping Design for major swings in yield (30-70%) and sizing Minimize refuse trucking Pump slurry to impoundment Added met re-wash plant to make low-ash product

Coal Washability Source: ACI (SG=0.7) (SG=2.5) Conclusion: Wood Floats, Rock Sinks Rock Water (SG=1.0) Wood (SG=1.4) (SG=2.5) Rock Coal Magnetite Suspension (SG=1.6) Conclusion: Coal Floats, Rock Sinks Coal is typically separated based on differences in density.

Coal Cleaning Source: ACI

Combined raw coal / de-slime screen Source: ACI

Dense media vessel Source: ACI

Dense media cyclones Source: ACI

Compound spirals Source: ACI

De-slime cyclones Source: ACI

Column flotation cell assembled Source: ACI

Column cell washwater tray Source: ACI

Ludowici dryer Source: ACI

Screen bowl centrifuge Source: ACI

Clean coal handling and storage Source: ACI 4 stacking tubes Storage capacity: > 180,000 tons Mass flow gates under piles Kanawha batch weight system Gammametrics CQM analyzer Loadout rate: 4500 tph (clean coal storage) (rail loadout)

We're optimizing our blends and yields in a continuous effort to deliver shareholder value Source: ACI Employ state-of-the-art technology to enhance material recovery at our preparation plants Evaluate and implement best practices from around the globe With minimal capital investment, we are efficiently cleaning our coal to meet customer specifications and to increase our yields Ongoing initiatives are translating into 400,000 tons of additional coal material recovery annually

Arch Coal Analyst Mine Tour John Eaves President and Chief Operating Officer Mountain Laurel Complex June 19, 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. Forward-Looking Information

Asia's industrial revolution is testing global energy supply infrastructure Electricity Usage per Capita GDP per capita (in U.S. $) Urbanization rate of population Population Urbanization GDP per capita (in U.S. $) Kilowatt-hours per capita Note: bubble size reflects size of population Source: United Nations' Human Development Report 2007, 2006 World Development Indicators (World Bank)

Around the globe, countries are embracing coal as a primary source for electricity United States 24 GW online by 2014 Central & South America 6 GW online by 2013 China 216 GW online by 2013 India 67 GW online by 2013 Europe (non-CIS) 33 GW online by 2015 2007 Global Coal Production: 6 billion metric tons "The demand for coal will increase sharply as coal-fired plant constructions are being carried out at a break neck pace. By 2012, the world would need an estimated additional 1.1 billion short tons of new coal supply." - Friedman, Billings Ramsey (6/08) Source: ACI and Platts International Mexico 2 GW online by 2013 CIS countries 9 GW online by 2015

Growing worldwide steel production and blast furnace capacity additions are stoking met coal demand 2007 2008 2009 2010 row 91.4 94.5 96.8 98.5 na 8.7 8.8 8.9 9.2 asia 130.8 136.6 144 152.8 sa 20 22.9 26.5 30.1 other 4 3.7 4 4.9 242.2 Import Metallurgical Coal Demand (in million metric tons) Source: International Iron & Steel Institute, McCloskey Metallurgical Coal Quarterly Report Asia Rest of World South America 254.0 267.3 281.4 Global import met coal demand will grow by at least 40 million tons over next 3 years Roughly 80 percent of the expected growth is being driven by increased consumption in Asia and South America Met coal pricing has risen sharply since 2003; expect continued market tightness With Mountain Laurel and increased met blending opportunities, Arch is poised to capitalize on strong met coal trends 2001 2002 2003 2004 2005 2006 2007 2008 2009 Band One 43 47 45 57 125 114 96 198 305 High Vol 61 127 112.5 103 150 PCI 28 27 25 46 100 69 67 150 Benchmark Pricing for Met Coal ($/metric ton, FOB the port basis) Australian hard coking coal Low-vol PCI

Supply constraints in traditional coal export nations are shifting global seaborne coal flows Key Trends in Asia-Pacific Coal Markets Australia: severe port and rail bottlenecks may mask underlying labor and mine challenges; expanded capacity still may undershoot growing Asian demand Indonesia: increasing domestic demand; export capacity dependent on congested river system China: substantial growth in domestic demand will push country to a net importer status of coal as early as 2008 Vietnam: growing domestic demand expected to reduce export supply India: imported coal needs projected to rise meaningfully; will pull available supply from Atlantic Basin markets Russia: production challenges; growing domestic coal consumption; exports increasingly shifting to Asia-Pacific market South Africa: domestic power shortage; reserve degradation; exports increasingly shifting to Asia-Pacific market Source: ACI

GLOBAL ENERGY MACRO VIEW | U.S. COAL INDUSTRY DYNAMICS | COAL'S FUTURE ROLE | ARCH'S STRATEGY

Asian demand pull is creating opportunities for the United States in seaborne coal export markets

Key Trends in Atlantic Basin Coal Markets



2007 seaborne total trade: 900 million metric tons

- **South America**: port infrastructure constraints; political instability; resource nationalism; growing regional coal burn
- **USA**: swing supplier to Atlantic basin market; available coal export capacity; imports into country declining
- **Europe**: coal production declining; growing coal burn in eastern Europe; traditional import supply avenues waning

Est. Seaborne Coal Supply Deficit

(in million metric tons)


(35)
(40)
(65)
2008
2009
2010

Source: ACI

Slide 7

2008 2009 2010 2011+ CAPP 1.498 1.924 ILB 0.481 0.755 2.511 4.328 PRB 3.357 10.876 9.838 2.579 NAPP 1.573 1.573 1.553 WBIT Other 6.937 4.519 Source: Platts and ACI Build-out of 16 GW equates to 59 million tons of new annual coal demand over next four years Arch's reserve base positioned to service two-thirds of these plants Roughly 8 GW - another 25 million tons - in advanced permitting stages Anticipated Supply Region for Coal Plants Under Construction (in millions of tons) CAPP Illinois NAPP Other Largest coal plant build-out since 1980 will meaningfully expand coal demand

In the United States, Arch expects growth in coal demand to accelerate over the next three years U.S. coal demand to grow by more than 3% annually through 2010 U.S. coal generation fleet has increased average utilization by 1 percent annually over the past 10 years New coal plant build-out will expand coal consumption meaningfully U.S. is expected to become a more significant net exporter given shortage of coal supply worldwide and available port capacity Source: ACI and Platts

United States has available port capacity to expand seaborne coal exports Annual U.S. Export Throughout (in millions of tons) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 CAPP 10 110 101 74 71 94 89 83 76 59 57 48 39 43 47 49 49 59 79 Source: ACI and NMA Available eastern export port capacity at Baltimore and Hampton Roads Existing port capacity at southern ports of Mobile, New Orleans, Charleston and Texas Limited port capacity on West Coast

U.S. coal supply growth is not keeping pace with projected U.S. coal demand so far in 2008 Western Bit. flat N. Appalachia -1.7 million Illinois Basin -2.4 million C. Appalachia -0.4 million Gulf Lignite -0.3 million N. Lignite: -0.7 million Four Corners -1.1 million S. Appalachia +0.4 million Tons Producing Basin (in millions) Power River Basin 123.6 Central Appalachia 58.3 Northern Appalachia 34.1 Illinois Basin 23.7 Western Bituminous 18.0 Gulf Lignite 11.2 Northern Lignite 7.1 Four Corners 6.7 Southern Appalachia 5.6 Other 0.9 Total 289.2 1Q08 Estimated Production (Change in Output by Region vs. 1Q07) Other: -0.1 million Powder River Basin +9.5 million Source: MSHA and ACI Note: Figures may not tie due to rounding Total U.S.: +3.2 million

2006 4/7/2007 4/7/2008 Normal WBIT Total US East 21.5 57 50 43.3 0.256 -4.5 West 27.5 5 2.3 Imports 0.3 2006 4/1/2007 4/1/2008 Normal WBIT Total US East 21.5 46 62 43.3 0.256 -4.5 West 27.5 5 2.3 Imports 0.3 While U.S. stockpiles appear adequate, generator comments would suggest otherwise Western Inventory Levels (in days of burn) Eastern Inventory Levels (in days of burn) 57 50 46 62 We have blended in an increasing amount of Powder River Basin coal, and we - while rebalancing the portfolio - have remained within our dispatch price targets by blending in cheaper coals. - AEP (5/08) There is genuinely a tightness in the market driven by international fundamentals, global demands. - AEP (5/08) We did have the risk of shortages a year and a half ago ... our piles got pretty dramatically low ... Coal conservation in our instance affected our ability to sell some [power] into the wholesale market. With this, it showed that we need to have more inventory and we need to keep that stockpile. So, we certainly have increased our [targets] ... - Great Plains Energy (5/08) Source: ACI, Energy Ventures Analysis and Select Generator Transcripts

Source: ACI and Energy Velocity In past cycles, PRB coal has gained market share in border states just east of the Mississippi River Border States East of MS Burn by Coal Type circa 1990 PRB Non-PRB Oil East 0.22 0.78 0.03 78% 22% Eastern border state power plants in Wisconsin, Illinois, Tennessee and Mississippi historically burned a small mix of PRB coal 18% 32% 50% Border States East of MS Burn by Coal Type circa 1995 PRB Non-PRB Oil East 0.42 0.58 0.03 58% 42% Border States East of MS Burn by Coal Type circa 2007 PRB Non-PRB Oil East 0.69 0.31 0.03 31% 69% By 1995, power plants in these four states increased their mix of PRB coal from 22 percent to 42 percent in just five years Current 69 percent mix of PRB coal has been achieved with relatively modest capital investment *Border states represent WS, IL, TN and MS

We foresee increased PRB market expansion opportunities further east of the Mississippi River Non-Border States East of MS Burn by Coal Type circa 2007 PRB PRB switching opportunity Non-PRB East 0.18 0.51 0.31 18% 31% Eastern power plants in non-border states are generally comparable in design to plants in the border states Consequently, these non- border state plants should be able to increase their PRB coal use significantly with minimal investment Based on historical switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East exceeds 300 million tons 51% Source: ACI and Energy Velocity

Coal: 94% Coal is the dominant fuel source for U.S. electric generation Coal (85%) Source: EIA 2007 U.S. Electricity Generation by Fuel Coal Nuclear Natural Gas Hydro Renewables Crude Oil Fuel 0.49 0.19 0.22 0.06 0.03 0.01 Coal (49%) Nuclear (19%) Nat. Gas (22%) Hydro (6%) Renewables (3%) Oil (1%) Significant growth in natural gas must be met by LNG imports Even with rapid expansion, nuclear will struggle to maintain its current share No new hydro facilities are planned or expected Wind and solar can and will grow but are not suited for baseload needs In reality, we need all fuels - along with conservation and efficiency - to satisfy America's growing energy requirements

Natural Gas Coal 0 100 200 billions of tons of oil equivalent Coal's advantage: abundant, secure and widely dispersed Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times North America Central and South America Europe Middle East Africa Russia India China Other Asia Pacific

Since 1970, coal has been used in increasingly clean ways in the United States 1970 1975 1980 1985 1990 1995 2000 2005 2006 Electricity from coal 0 0.21 0.65 0.99 1.26 1.43 1.79 1.86 1.82 SO2 0 -0.1 -0.16 -0.26 -0.26 -0.39 -0.48 -0.52 -0.55 NOx 0 -0.04 0 -0.04 -0.07 -0.07 -0.19 -0.3 -0.33 PM10 0 -0.5 -0.67 -0.75 -0.75 -0.83 -0.83 -0.83 -0.83 U.S. GDP 0 0.2 0.41 0.65 0.87 1.17 1.63 1.99 2.03 U.S. Population 0 0.05 0.11 0.16 0.22 0.29 0.38 0.45 0.46 More progress is expected under existing regulations Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Electricity from coal +182% NOx -33% SO2 -55% PM10 -83% Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) GDP +203% US population +46%

Source: ACI, Google and Congressional web sites There is support for coal's essential role in America's energy future "...we'll need to invest more in the clean technology that will allow us to burn more coal, our country's most abundant fossil fuel." Senator Barack Obama (D-IL) "We are sitting on the world's largest supply of energy in our coal reserves and that has to be one of the fundamental components of energy independence." Senator John McCain (R-AZ)

2005 2030 Non-OPEC 49 60.9 1 OPEC 35.3 56.8 Global Petroleum Liquids Production (in million barrels per day, per EIA) Transportation Fuel Chemical Feedstock World oil consumption needs are growing, and increasingly will be supplied by OPEC CTL can have a positive impact on the U.S. economy, security and environment Arch owns an equity interest in DKRW Advanced Fuels Proposed plant would capture CO2 to enhance recovery in domestic oil fields Source: EIA and ACI Mine-Mouth CTL Plant OPEC Non-OPEC 42% 48% 58% 52% Coal-to-gas and coal-to-liquid technologies can help meet growing petroleum product demand

Arch Coal is positioned for the future One of the largest coal producers in the U.S. Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation Supplies roughly 12% of U.S. coal needs Provides source fuel for roughly 6% of U.S. electricity Talented workforce operates large, modern mines Industry leader in mine safety, productivity and reclamation Source: ACI

Source: ACI Our mine operations are equally distributed across all four major U.S. Class I railroads BNSF UP East 50 50 ACI Eastern Shipments (percent of total) NS 50% CSX 50% Mine-Mouth UP BNSF East 5 47 49 ACI Western Shipments (percent of total) UP 47% Mine-Mouth 4% BNSF 49%

2008 2009 2010 Unpriced tons 10.5 76 95 1.5 4 5 Arch's selective approach to signing new contracts retains future upside potential Arch Unpriced Volume (in millions of tons at 3/31/08) 8-13 75-85 95-105 Steam Coal Metallurgical Coal PRB 8800 0.8# SO2 Utah/CO 11,700 0.9# SO2 CAPP CSX 12,500 1.4# SO2 CIF ARA 11,275 <1.8# SO2 Benchmark Steam Coal Index Prices ($/short ton for prompt year delivery as of 6/13/08; 52-week % price change ) $16.00 $162.49 $56.00 $109.90 +47% +58% +124% +135% Source: ACI, Argus Coal Daily FOB railcar

Our strategy on coal contracting continues to evolve Terms and conditions near bilateral Embedded volume options all but gone Seller's sourcing flexibility has become the norm Term agreements are making a comeback Typically have "market adjustment provisions" (i.e. indexed to third party price plus an adder or cost recovery mechanisms) Arch open to creative approaches Ensuring all-in cost plus risk adjusted returns Guarantee price floors Many customers want security of supply A large, physical and reputable coal producer can extract best value

Arch expanded seaborne terminal capacity, estimates company's met coal sales will double this year Mexico1 Canada1 Morocco1 France1,2 Source: ACI Spain1,2 Germany1,2 Czech1,2 Ukraine1,2 Japan2 Turkey1,2 Hungary1,2 Brazil2 1 - Steam sales 2 - Met sales Dominion Terminal

Arch's future growth story is compelling Expect record year in 2008 based on our three pillars - safety, environmental stewardship and financial performance Experienced workforce and corporate culture committed to operating the safest, most efficient and environmentally responsible mines in the nation Large-scale, diverse and low-cost operations that are flexible in response to market demand Strategic reserve base well-positioned to meet America's - and the world's - growing energy needs Strong balance sheet provides Arch with financial flexibility and strategic opportunities Focus on advancing clean-coal technologies to expand market for coal beyond electricity generation Building a truly world-class energy company that can deliver substantial shareholder value over the long-term Source: ACI

Arch Coal Analyst Mine Tour John Eaves President and Chief Operating Officer Mountain Laurel Complex June 19, 2008